UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541
49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (406) 756-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
     On December 1, 2008, Glacier Bancorp, Inc. (NASDAQ “GBCI”) announced the completion of the acquisition of Bank of the San Juans, Durango, Colorado (“SJ Bank”). In connection with the acquisition, the parent holding company of SJ Bank was merged with and into GBCI. SJ Bank will operate as a separately chartered community banking subsidiary of GBCI.
     A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial statements. — not applicable
     (b) Pro forma financial information. — not applicable
     (c) Exhibits.
99.1	Press Release dated December 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2007	GLACIER BANCORP, INC.

	By:	/s/Ron J. Copher

Ron J. Copher
Chief Financial Officer and Treasurer